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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1996



                           CHARTER ONE FINANCIAL, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-16311                 34-1567092
 ---------------------------        ------------           -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


1215 Superior Avenue            Cleveland, Ohio                   44114
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code:  (800) 262-6301
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)






                             Exhibit Index on Page 2
                                Page 1 of 4 Pages


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Item 5.    Other Events
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         On July 1, 1996, the Registrant announced that it completed the purchase of 21 branch offices and approximately $800 million in deposits in Michigan from First Nationwide Bank, a Federal Savings Bank. For further information, reference is made to the Registrant's press release dated July 1, 1996, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information
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           and Exhibits
           ------------

         The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

         Exhibit No.          Description                 Page No.
         -----------          -----------                 --------

            99.1           Press Release,                 4 of 4
                           dated July 1, 1996





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHARTER ONE FINANCIAL, INC.


                                            By: /s/ROBERT J. VANA
                                               ----------------------------
                                                Robert J. Vana
                                                Secretary


Date:  July 3, 1996




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